SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) Sept. 14, 1998 (July 31, 1997)


                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


     California                  33-3657                     94-3199021
    (State or other            (Commission                  (IRS Employer
    jurisdiction of             File Number)             Identification Number)
    incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

    Registrant's Telephone number, including area code:  (650) 343-9300











                   This Form 8-K contains a total of 4 pages.

                              No exhibit required.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On July 31, 1997, Glenborough Partners, A California Limited Partnership (the Registrant) acquired a 50% non-controlling interest in Windswept Portfolio, LLC ("Windswept"), a limited liability company for $1,800,000. Windswept then acquired the following five multifamily-residential projects in Houston, Texas:

         1. Ashley  Square,  a 117-unit  apartment  complex;
         2. Hidden Pines, a 185-unit apartment  complex;
         3. Shenandoah Woods, a 232-unit apartment complex;
         4.  Southern  Oaks, a 198-unit  apartment  complex;
         5. Unity Pointe, a 109-unit apartment complex

Windswept simultaneously entered into a management agreement with Investors Management Trust Real Estate, Inc. ("IMT") whereby IMT was contracted to manage and operate for Windswept, the five multifamily-residential projects.

Item 7.  FINANCIAL STATEMENTS

(b)      PRO FORMA FINANCIAL INFORMATION

There are virtually no accounting records of the seller to audit and thereby it is not possible to compile data for proformas.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP


                                          By:        /s/ Robert Batinovich
                                                     Robert Batinovich
                                                     Its General Partner



                                         Date:       September 14, 1998



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